Blackstone Alternative Alpha Fund

Schedule of Investment (Unaudited)

June 30, 2019

	Shares	Cost	Fair Value	Percentage of Total Net Assets
Blackstone Alternative Alpha Master Fund (“Master Fund”)	431,367	$505,592,334	$503,132,977	99.86%
Other assets, less liabilities			681,536	0.14%

Total Net Assets			$503,814,513	100.00%

See accompanying Notes to Schedule of Investment.

Blackstone Alternative Alpha Fund

Notes to Schedule of Investment (Unaudited)

June 30, 2019

1. Organization

Blackstone Alternative Alpha Fund (the “Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non- diversified, closed-end management investment company, commenced operations on April 1, 2012. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns. Risk-adjusted returns reflect that the Fund is managed to target, among other things, lower volatility than traditional equity markets and therefore the Fund’s performance is not expected to track traditional equity markets on an absolute basis. There can be no assurance that the Fund will achieve its objective or avoid significant losses. The Fund pursues its objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a continuously offered, closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund.

The Master Fund’s Consolidated Schedule of Investments and Notes to Consolidated Schedule of Investments, included elsewhere within this report, are an integral part of the Fund’s Schedule of Investment and should be read in conjunction with this report. As of June 30, 2019, the Fund held a 88.36% ownership interest in the Master Fund.

The investment manager of the Fund and the Master Fund is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Fund and the Master Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, which serves as the commodity pool operator of the Fund and the Master Fund, is registered as such with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Fund and the Master Fund supervises the conduct of the Fund’s and the Master Fund’s affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Fund’s and the Master Fund’s day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s Schedule of Investment is prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and is stated in U.S. dollars.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services — Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund follows the accounting and reporting guidance in Topic 946, as described in the Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2013-08.

The preparation of the Schedule of Investment in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities in the Schedule of Investment. Actual results could differ from these estimates and these differences could be material.

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